UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

AMENDMENT NO.  1 TO FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported):   April 27, 2010

ECO BUILDING INTERNATIONAL, INC.
(Exact name of registrant as specified in Charter)

Nevada	333-160476	80-0329825
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

Unit 106, Tern Centre, Tower II
251 Queen’s Road
Central, Hong Kong, People’s Republic of China
 (Address of Principal Executive Offices)

086-13828824414
 (Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is being filed to amend Item 4.01 of Form 8-K filed previously on May 3, 2010 (the “Original Form 8-K”), for the purposes of (i) correcting the commission file number, and (ii) correcting that George Stewart, CPA, the Company’s previous auditor, was dismissed, not terminated, by the Company. This amendment is limited in scope to such corrections and does not amend, update, or change any other items or disclosures contained in the Original Form 8-K. All other information in the Original Form 8-K remains unchanged.

Item 4.01 Change in Registrant’s Certifying Accountant

On April 27, 2010, our board of directors (the “Board of Directors”) dismissed George Stewart, CPA (“Stewart”) as our independent registered public accounting firm, and engaged a new independent registered public accounting firm, KCCW Accountancy Corp., Certified Public Accountants, (“KCCW”), to serve as our independent auditor. Pursuant to Item 304(a) of Regulation S-K under the Securities Act of 1933, as amended, and under the Securities Exchange Act of 1934, as amended, we reports as follows:

(a)	(i)	Steward was dismissed as our independent registered public accounting firm effective on April 27, 2010;
(ii)
for the two most recent fiscal years ended May 31, 2009, Stewart’s report on the financial statements did not contain any adverse opinions or disclaimers of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, other than for a going concern;

	(iii)	the dismissal of Stewart and engagement of KCCW were approved by our Board of Directors;
(iv)
we did not have any disagreements with Stewart relating to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure for the audited financials for the fiscal years ended May 31, 2009 and 2008, and subsequent interim periods ended August 30, 2009, November 30, 2009 and February 28, 2010 and through the date of dismissal, which disagreements, if not resolved to the satisfaction of Stewart, would have caused us to make reference to the subject matter of the disagreements in connection with our reports; and

(v)
during our fiscal years ended May 31, 2009 and 2008, and subsequent interim periods ended August 30, 2009, November 30, 2009 and February 28, 2010 and through the date of dismissal, we did not experience any reportable events.

(b)	(i)	On April 27, 2010, we engaged KCCW to serve as our independent registered public accounting firm;
(ii)
prior to engaging KCCW, we had not consulted KCCW regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on our financial statements or a reportable event, nor did we consult with KCCW regarding any disagreements with our prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused us to make a reference to the subject matter of the disagreements in connection with our reports; and

	(iii)	we did not have any disagreements with KCCW, and therefore did not discuss any past disagreements with KCCW.

(c)		We requested that Stewart furnish us with a letter addressed to the SEC stating whether Stewart agrees with the statements made by us regarding Stewart. That letter is attached hereto as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
16.1	Letter from George Stewart, CPA, dated May 25, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ECO BUILDING INTERNATIONAL, INC.

Date: May 25, 2010	By:	/s/ Jianming Hao
Jianming Hao Chief Executive Officer